                                                                    EXHIBIT 99.3

Dec-2000                          1995-A                                  Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                                  $2,942,677,284.07
Beginning of the Month Finance Charge Receivables:                                             $  146,451,282.84
Beginning of the Month Discounted Receivables:                                                 $            0.00
Beginning of the Month Total Receivables:                                                      $3,089,128,566.91

Removed Principal Receivables:                                                                 $            0.00
Removed Finance Charge Receivables:                                                            $            0.00
Removed Total Receivables:                                                                     $            0.00

Additional Principal Receivables:                                                              $  565,261,781.64
Additional Finance Charge Receivables:                                                         $   29,616,098.84
Additional Total Receivables:                                                                  $  594,877,880.48

Discounted Receivables Generated this Period:                                                  $            0.00

End of the Month Principal Receivables:                                                        $3,512,448,473.12
End of the Month Finance Charge Receivables:                                                   $  174,535,982.97
End of the Month Discounted Receivables:                                                       $            0.00
End of the Month Total Receivables:                                                            $3,686,984,456.09

Special Funding Account Balance                                                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)                                         $2,300,000,000.00
End of the Month Transferor Amount                                                             $1,212,448,473.12
End of the Month Transferor Percentage                                                                    34.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

          30-59 Days Delinquent                                                                $   84,242,185.35
          60-89 Days Delinquent                                                                $   63,849,209.97
          90+ Days Delinquent                                                                  $  117,297,473.48

          Total 30+ Days Delinquent                                                            $  265,388,868.80
          Delinquent Percentage                                                                            7.20%

Defaulted Accounts During the Month                                                            $   22,193,888.70
Annualized Default Percentage                                                                              9.05%

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Dec-2000                            1995-A                                Page 2

Principal Collections                                                                            $384,076,566.09
Principal Payment Rate                                                                                    13.05%

Total Payment Rate                                                                                        14.05%

INITIAL INVESTED AMOUNTS
          Class A Initial Invested Amount                                                        $368,000,000.00
          Class B Initial Invested Amount                                                        $ 32,000,000.00
                                                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                                                    $400,000,000.00

INVESTED AMOUNTS
          Class A Invested Amount                                                                $368,000,000.00
          Class B Invested Amount                                                                $ 32,000,000.00
                                                                                                 ---------------
TOTAL INVESTED AMOUNT                                                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                            12.66%

PRINCIPAL ALLOCATION PERCENTAGE                                                                           12.66%

MONTHLY SERVICING FEE                                                                            $    500,000.00

INVESTOR DEFAULT AMOUNT                                                                          $  2,677,539.95

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                    92.00%

          Class A Finance Charge Collections                                                     $  6,292,695.11
          Other Amounts                                                                          $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                    $  6,292,695.11

          Class A Monthly Interest                                                               $  2,276,693.33
          Class A Servicing Fee                                                                  $    460,000.00
          Class A Investor Default Amount                                                        $  2,463,336.75

TOTAL CLASS A EXCESS SPREAD                                                                      $  1,092,665.03

REQUIRED AMOUNT                                                                                  $          0.00

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Dec-2000                            1995-A                                Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                     8.00%

          Class B Finance Charge Collections                                                       $  547,190.87
          Other Amounts                                                                            $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                      $  547,190.87

          Class B Monthly Interest                                                                 $  201,102.22
          Class B Servicing Fee                                                                    $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                                                        $  306,088.65

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                                $1,398,753.68

          Excess Spread Applied to Required Amount                                                 $        0.00

          Excess Spread Applied to Class A Investor Charge Offs                                    $        0.00

          Excess Spread Applied to Class B Items                                                   $  214,203.20

          Excess Spread Applied to Class B Investor Charge Offs                                    $        0.00

          Excess Spread Applied to Monthly Cash Collateral Fee                                     $   28,444.44

          Excess Spread Applied to Cash Collateral Account                                         $        0.00

          Excess Spread Applied to Reserve Account

          Excess Spread Applied to other amounts owed to
          Cash Collateral Depositor                                                                $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                            $1,156,106.04

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Dec-2000                             1995-A                               Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                         $4,348,837.51

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                                                      $        0.00

          Excess Finance Charge Collections applied to
          Required Amount                                                                          $        0.00

          Excess Finance Charge Collections applied to
          Class A Investor Charge Offs                                                             $        0.00

          Excess Finance Charge Collections applied to
          Class B Items                                                                            $        0.00

          Excess Finance Charge Collections applied to
          Class B Investor Charge Offs                                                             $        0.00

          Excess Finance Charge Collections applied to
          Monthly Cash Collateral Fee                                                              $        0.00

          Excess Finance Charge Collections applied to
          Cash Collateral Account                                                                  $        0.00

          Excess Finance Charge Collections applied to
          Reserve Account                                                                          $        0.00

          Excess Finance Charge Collections applied to
          other amounts owed Cash Collateral Depositor                                             $        0.00

YIELD AND BASE RATE
-------------------

          Base Rate (Current Month)                                                                        8.97%
          Base Rate (Prior Month)                                                                          8.88%
          Base Rate (Two Months Ago)                                                                       8.88%
                                                                                                           -----
THREE MONTH AVERAGE BASE RATE                                                                              8.91%

          Portfolio Yield (Current Month)                                                                 12.49%
          Portfolio Yield (Prior Month)                                                                   12.43%
          Portfolio Yield (Two Months Ago)                                                                13.88%
                                                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                       12.93%

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Dec-2000                            1995-A                                Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                              92.00%

          Class A Principal Collections                                                           $44,752,938.20

CLASS B PRINCIPAL PERCENTAGE                                                                               8.00%

          Class B Principal Collections                                                           $ 3,891,559.85

TOTAL PRINCIPAL COLLECTIONS                                                                       $48,644,498.05

INVESTOR DEFAULT AMOUNT                                                                           $ 2,677,539.95

REALLOCATED PRINCIPAL COLLECTIONS                                                                 $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                                 $         0.00

CLASS A ACCUMULATION
          Controlled Accumulation Amount                                                          $         0.00
          Deficit Controlled Accumulation Amount                                                  $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                    $         0.00

CLASS B ACCUMULATION
          Controlled Accumulation Amount                                                          $         0.00
          Deficit Controlled Accumulation Amount                                                  $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                    $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                                 $51,322,038.00

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                           $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

          Required Cash Collateral Amount                                                         $52,000,000.00
          Available Cash Collateral Amount                                                        $52,000,000.00

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Dec-2000                            1995-A                                Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

          Class A Interest Rate Cap Payments                                                               $0.00
          Class B Interest Rate Cap Payments                                                               $0.00

TOTAL DRAW AMOUNT                                                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                            $0.00







                                            First USA Bank, National Association
                                            as Servicer

                                            By:    /s/ Tracie Klein
                                                  ------------------------------
                                                  Tracie H. Klein
                                                  First Vice President